                                EXHIBIT 10.9


AMGEN           EPOGEN-R- FREESTANDING DIALYSIS CENTER AGREEMENT
     ---------------------------------------------------------------------------


     THIS FREESTANDING DIALYSIS CENTER AGREEMENT, between AMGEN INC. ("Amgen")
                                                          ----------
and VIVRA, INCORPORATED, including the freestanding dialysis center affiliate(s)
    -------------------
listed on Appendix A, (collectively, "Dialysis Center"), sets forth the terms and conditions for the purchase of EPOGEN-R- (Epoetin alfa) by Dialysis Center.

     1.   Term of Agreement.  This Agreement shall commence on February 1, 1996
          -----------------
and shall terminate on ********** ("Term").

     2.   Qualifying Purchases.   All terms contained herein apply only to
          --------------------
purchases made hereunder, by the dialysis center affiliate(s) listed on Appendix A attached hereto ("Affiliates"), through wholesalers authorized by Amgen to participate in this program ("Authorized Wholesalers") or directly from Amgen. Amgen requires all Authorized Wholesalers to submit product sales information to a third-party sales reporting organization approved by Amgen.

     3.   Contract Pricing.  Amgen guarantees Dialysis Center the prices listed
          ----------------
below for EPOGEN-R- purchased during the Term, whether purchased directly from Amgen or through Authorized Wholesalers. Notwithstanding the foregoing, EPOGEN-R- purchased directly from Amgen must be in full case quantities or may be subject to additional service charges.

                                                                Price per
 Item Number (NDC)                 Description                     Box
 -----------------                 -----------                     ---

   55513-126-10    2,000 Units/mL, 1mL vial, 10 vials/box, 10    $ *****
                   boxes/case
   55513-267-10    3,000 Units/mL, 1mL vial, 10 vials/box, 10    $ *****
                   boxes/case
   55513-148-10    4,000 Units/mL, 1mL vial, 10 vials/box, 10    $ *****
                   boxes/case
   55513-144-10    10,000 Units/mL, 1mL vial, 10 vials/box,      $ *****
                   10 boxes/case
   55513-283-10    20,000 Unit (Multidose) vial, 10,000          $ *****
                   Units/mL, 2mL vial, 10 vials/box, 4
                   boxes/case

     4.   Payment Terms.  During the Term, Amgen grants Dialysis Center payment
          -------------
terms of ********** for EPOGEN-R- purchased through Authorized Wholesalers, or ********** for EPOGEN-R- purchased directly from Amgen, subject to the right of Amgen to reasonably modify these terms in the event of a material adverse change in the financial condition of Dialysis Center, as determined by Amgen in its sole discretion. Option to purchase on a direct basis from Amgen is subject to receipt and approval of an "Application for Direct Ship Account."

     5.   Discount.  Dialysis Center is eligible to receive a discount in
          --------
accordance with the schedule and terms set forth in Appendix B attached hereto.

Agreement No. 953429                   -1-                          Ver. 1/22/96
                                      AMGEN

                EPOGEN-R- FREESTANDING DIALYSIS CENTER AGREEMENT

     6.   Payment of Discount.  Any discount hereunder shall be calculated in
          -------------------
accordance with Amgen's discount calculation policies, based on purchases at the calculation price of $********** per ********** units, except as otherwise provided. Any discount shall be paid, at Amgen's discretion, either in the form of a check payable to Dialysis Center's corporate headquarters or a purchase credit against future purchases of EPOGEN-R- by Dialysis Center, except as otherwise provided. Amgen will attempt to reasonably accommodate Dialysis Center's preference for method of payment. Purchase credits are available only for accounts purchasing directly from Amgen, are not transferable, and may not be used for the purchase of any product other than EPOGEN-R-. Upon vesting, Amgen will use its best efforts to make such discount available within sixty
(60) days following receipt by Amgen of data, in a form acceptable to Amgen, detailing Dialysis Center's EPOGEN-R- purchases for the relevant period along with any other data required by the terms of Appendix B. Final determination of purchases eligible hereunder will be made by Amgen. Payment amounts, as calculated by Amgen, must equal or exceed $********** for the relevant period to qualify. Subject to the section entitled "Breach of Agreement," in the event that Amgen is notified in writing that Vivra, Incorporated and/or any Affiliates (the "Acquiree") is acquired by another entity or a change of control otherwise occurs with respect to the Acquiree, any discount which may have been earned hereunder shall be paid in the form of a check payable to the Acquiree's corporate headquarters subject to the conditions described herein.

     7.   Treatment of Discount.  Dialysis Center agrees that it will account
          ---------------------
for any discount earned hereunder in a way that complies with all applicable federal, state, and local laws and regulations, including without limitation,
Section 1128B(b) of the Social Security Act and its implementing regulations, and (a) claim the benefit of such discount received, in whatever form, in the fiscal year in which such discount was earned or the year after, (b) fully and accurately report the value of such discount in any cost reports filed under Title XVIII or Title XIX of the Social Security Act, or a state health care program, and (c) provide, upon request by the U.S. Department of Health and Human Services or a state agency or any other federally funded state health care program, the information furnished by Amgen concerning the amount or value of such discount. Dialysis Center's corporate headquarters agrees that it will advise all Affiliates, in writing, of any discount received by Dialysis Center's corporate headquarters hereunder with respect to purchases made by such Affiliates and that said Affiliates will account for any such discount in accordance with the above stated requirements.

     8.   Discount limitation.  Notwithstanding anything contained herein to the
          -------------------
contrary, the amount of any discount available to Dialysis Center from Amgen, under this Agreement or otherwise, shall be limited only to the extent that the resulting net price paid by Dialysis Center for each dosage form and strength of EPOGEN-R- is less than the price used to determine the relevant quarter's Medicaid Rebate for each dosage form and strength of EPOGEN-R- under the Medicaid Best Price Rebate Legislation, taking into account the aggregate value of all discounts ultimately available to Dialysis Center for the relevant quarter.

     9.   Commitment to Purchase.  Dialysis Center agrees to purchase EPOGEN-R-
          ----------------------
for all of its dialysis use requirements for recombinant human erythropoietin. Dialysis Center may purchase another brand of recombinant human erythropoietin for its dialysis use requirements only for the time, and only to the extent, that Amgen has notified Dialysis Center's corporate headquarters in writing that Amgen cannot supply EPOGEN-R- within and for the time period reasonably required by Dialysis Center.

Agreement No. 953429                   -2-                          Ver. 1/22/96
                                      AMGEN

                EPOGEN-R- FREESTANDING DIALYSIS CENTER AGREEMENT

     10.  Own Use.  Dialysis Center hereby certifies that EPOGEN-R- purchased
          -------
hereunder shall be for Dialysis Center's "own use."

     11.  Designated Wholesalers List.  Dialysis Center agrees to provide Amgen
          ---------------------------
with a complete list of its current designated wholesalers, through whom Dialysis Center may purchase EPOGEN-R- hereunder, on or before the date this Agreement is signed by Dialysis Center. Such list must include the name and complete address of each designated wholesaler. Dialysis Center agrees to promptly provide Amgen with any additions, deletions, or changes to the initial wholesaler list. Amgen requires no less than thirty (30) days notice before the effective date of change for any addition or deletion of designated wholesalers hereunder. The initial list of designated wholesalers, and any changes thereto, must be in writing and are subject to approval by Amgen.

     12.  Dialysis Center Affiliates.  Modifications to Appendix A hereto may be
          --------------------------
made pursuant to the request of Dialysis Center's corporate headquarters and are subject to approval and acknowledgement by Amgen in writing. Amgen requires no less than thirty (30) days notice before the effective date of change for any addition or deletion of Affiliates hereunder. Amgen reserves the right in its sole discretion to accept or reject any Affiliates with regard to participation in this Agreement.

     13.  Breach of Agreement.  Either party may terminate this Agreement for
          -------------------
breach upon thirty (30) days advance written notice. In addition, in the event that Dialysis Center breaches any provision of this Agreement, Amgen shall have no obligation to continue to offer the terms described herein or pay any further discounts to Dialysis Center.

     14.  Confidentiality.  Both Amgen and Dialysis Center agree that this
          ---------------
Agreement represents and contains confidential information which shall not be disclosed to any third party, or otherwise made public, without prior written authorization of the other party, except where such disclosure is contemplated hereunder or required by law.

     15.  Warranties.  Each party represents and warrants to the other that this
          ----------
Agreement (a) has been duly authorized, executed, and delivered by it, (b) constitutes a valid, legal, and binding agreement enforceable against it in accordance with the terms contained herein, and (c) does not conflict with or violate any of its other contractual obligations, expressed or implied, to which is a party or by which it may be bound. The party executing this Agreement on behalf of Dialysis Center specifically warrants and represents to Amgen that it is authorized to execute this Agreement on behalf of and has the power to bind the Affiliates to the terms contained herein, including without limitation, the sections entitled "Payment of Discount," "Treatment of Discount," and "Discount Limitation."

     16.  Governing Law.  This Agreement shall be governed by the laws of the
          -------------
State of California and the parties submit to the jurisdiction of the California courts, both state and federal.

     17.  Notices.  Any notice or other communication required or permitted
          -------
hereunder shall be in writing and shall be deemed given or made when delivered in person or when sent to the other party by first class mail or other means of written communication at the respective party's address set forth below or at such other address as the party shall have furnished to the other in accordance with this provision.

Agreement No. 953429                   -3-                          Ver. 1/22/96
                                      AMGEN

                EPOGEN-R- FREESTANDING DIALYSIS CENTER AGREEMENT

     18.  Health Care Pricing Legislation.  Notwithstanding anything contained
          -------------------------------
herein to the contrary, at any time following the enactment of any federal, state, or local law or regulation that in any manner reforms, modifies, alters, restricts, or otherwise affects the pricing of or reimbursement available for EPOGEN-R-, Amgen may, in its sole discretion, upon thirty (30) days written notice (a) terminate this Agreement, or (b) exclude any Affiliates from participating in this Agreement.

     19.  Miscellaneous.  No modification of this Agreement shall be effective
          -------------
unless made in writing and signed by a duly authorized representative of each party, except as otherwise provided hereunder. This Agreement constitutes the entire agreement of the parties pertaining to the subject matter hereof and supersedes all prior written and oral agreements and understandings pertaining hereto. Neither party shall have the right to assign this Agreement to a third party without the prior written consent of the other party. Neither party shall be liable for delays in performance and nonperformance of this Agreement or any covenant contained herein caused by fire, flood, storm, earthquake or other act of God, war, rebellion, riot, failure of carriers to furnish transportation, strike, lockout or other labor disturbances, act of government authority, inability to obtain material or equipment, or any other cause of like or different nature beyond the control of such party. The parties shall execute and deliver all documents, provide all information, and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Amgen reserves the right to rescind this offer if the parties fail to execute this Agreement within thirty (30) days from the date of its offering.

     The parties executed this Agreement as of the dates set forth below.

AMGEN, INC.                            VIVRA, INCORPORATED
a Delaware corporation                 a California corporation
1840 DeHavilland Drive                 2 Mareblu
Thousand Oaks, CA 91320-1789           Laguna Hills, CA 92654


Signature:                             Signature:
          --------------------                   ----------------------

Print Name:                            Print Name:
           -------------------                    ---------------------

Print Title:                           Print Title:
            ------------------                     --------------------

Date:                                  Date:
     -------------------------              ---------------------------

Agreement No. 953429                   -4-                          Ver. 1/22/96
                                      AMGEN

                EPOGEN-R- FREESTANDING DIALYSIS CENTER AGREEMENT
--------------------------------------------------------------------------------

                APPENDIX A:  LIST OF DIALYSIS CENTER AFFILIATE(S)


            See Contract List for EPOGEN-R- dated 12/4/95 (Enclosed)





Agreement No. 953429                   -5-                          Ver. 1/22/96
                                      AMGEN

                EPOGEN-R- FREESTANDING DIALYSIS CENTER AGREEMENT
--------------------------------------------------------------------------------

                    APPENDIX B:  DISCOUNT SCHEDULE AND TERMS


1.   Commitment Incentive.
     --------------------

     (a)  Calculation:    Dialysis Center's Commitment Incentive ("CI") shall be
                          calculated in accordance with the following formula:

                                   CI = A x B

                          where

                          A = Dialysis Center's aggregate EPOGEN-R- purchases for the Term.
                          B =  **********%

     (b)  Vesting:        Dialysis Center's CI shall vest **********.

2.   1996 Freestanding Dialysis Center Volume Performance Incentive.
     --------------------------------------------------------------

     (a)  Calculation:    Dialysis Center's 1996 Freestanding Dialysis Center
                          Volume Performance Incentive ("VPI") shall be calculated in accordance with the following formula:

                                   VPI = A x B

                          where

                          A = Dialysis Center's aggregate EPOGEN-R- purchases for the Term.
                          B = A percent in accordance with the table listed below.
                          C = Aggregate EPOGEN-R- purchases for the Term, by all Affiliates as listed at the beginning of the Term.
                          D = Aggregate EPOGEN-R- purchases by those same Affiliates for the same time period during the previous year.

                          Percent Growth B
                          (C - D)/D

                          ****% - ****                               ****%
                          ****% - ****%                              ****%
                          ****% - ****%                              ****%
                          ****% - ****%                              ****%
                          ****% - ****%                              ****%

                          and where, for the relevant period,

Agreement No. 953429                   -6-                          Ver. 1/22/96
                                      AMGEN

                EPOGEN-R- FREESTANDING DIALYSIS CENTER AGREEMENT
--------------------------------------------------------------------------------

              APPENDIX B:  DISCOUNT SCHEDULE AND TERMS (CONTINUED)

                         (i) Notwithstanding the definition of "C" above, if any Affiliates are added to or deleted from this Agreement during either of the periods used for comparison, Amgen reserves the right in its sole discretion to appropriately adjust Dialysis Center's purchases for the relevant periods, for purposes of comparison, by including or excluding any purchases made by those Affiliates during either of those periods, and

                         (ii) Quarterly payments shall be estimated by Amgen using Amgen's discount calculation policies, and the VPI will be reconciled at the end of the Term.

     (b)  Vesting:        Dialysis Center's VPI shall vest **********.


3.   Volume Achievement Incentive.
     ----------------------------

     (a)  Calculation:    Dialysis Center's Volume Achievement Incentive ("VAI")
                          shall be calculated in accordance with the following formula:

                                   VAI = A x B

                          where

                          A = Dialysis Center's aggregate EPOGEN-R- purchases for the Term by all Affiliates as listed at the beginning of the Term.
                          B = A percent in accordance with the table listed below.


                                                      VOLUME
     AGGREGATE EPOGEN-R- PURCHASES FOR THE         ACHIEVEMENT
    TERM BY ALL AFFILIATES AS LISTED AT THE         INCENTIVE
             BEGINNING OF THE TERM                 PERCENTAGE

     $*********        -              *********        ***%
     $*********        -              *********        ***%
     $*********        -              *********        ***%
     $*********        -              *********        ***%
     $*********        -              *********        ***%
     $*********        -              *********        ***%
     $*********        -              *********        ***%
     $*********        -              *********        ***%


                          and where, for the relevant period,

Agreement No. 953429                   -7-                          Ver. 1/22/96
                                      AMGEN

                EPOGEN-R- FREESTANDING DIALYSIS CENTER AGREEMENT
--------------------------------------------------------------------------------

              APPENDIX B:  DISCOUNT SCHEDULE AND TERMS (CONTINUED)

                          (i) The maximum payment available under this incentive will be $********** and

                          (ii)  Dialysis Center will not receive any
                                payment under the VAI until the
                                Affiliates listed at the beginning of
                                the Term have met the minimum purchase
                                requirement of $********** outlined
                                above.  At such time as this minimum
                                purchase requirement is met, Amgen will
                                reconcile the VAI for any previous
                                unpaid quarters and will continue to
                                reconcile the VAI until the end of the
                                Term, and

                          (iii) Aggregate EPOGEN-R- purchases for the
                                Term, by all Affiliates as listed at the beginning of the Term, must equal or exceed the aggregate purchases by those same Affiliates for the same time period during the previous year to qualify for any VAI, and

                          (iv)  if any Affiliates are added to or
                                deleted from this Agreement during
                                either of the periods used for
                                comparison, Amgen reserves the right in
                                its sole discretion to appropriately
                                adjust Dialysis Center's purchases for
                                the relevant periods, for purposes of
                                comparison, by including or excluding
                                any purchases made by those Affiliates
                                during either of those periods.

     (b)  Vesting:        Dialysis Center's VAI shall vest **********.

4.   Optional Hematocrit Incentive.
     -----------------------------

     (a)  Description:    Dialysis Center can qualify for the Optional
                          Hematocrit Incentive ("OHN"), as described herein, provided Dialysis Center can obtain the information and data ("Data") listed in the Sample Report on Attachment #1 to this Agreement from their clinical laboratory, for each Affiliate, and provide the Data and Certification Letter attached hereto as Attachment
                          #2 to Amgen as described herein, at the address listed on Attachment #1. Certification Letters will be mailed to Dialysis Center's corporate headquarters for signature prior to each period for which the Data is required. Amgen shall have the right to utilize the Data for any purpose, and reserves the right to audit the Data. The identity of the account submitting the Data and any association with the Data will remain confidential. A Sample Letter to the clinical laboratory which describes the Data requirements is also included on Attachment #3 to assist Dialysis
                          Center in obtaining the Data.

Agreement No. 953429                   -8-                          Ver. 1/22/96
                                      AMGEN

                EPOGEN-R- FREESTANDING DIALYSIS CENTER AGREEMENT
--------------------------------------------------------------------------------

              APPENDIX B:  DISCOUNT SCHEDULE AND TERMS (CONTINUED)

     (b)  Reports:        Hematocrit results reported must be from samples taken
                          immediately prior to the dialysis treatment
                          (pre-dialysis) using Coulter-Counter or Technicon
                          Measurement System testing methods, and shall be reported to the nearest tenth of a percent. Data for the month of February 1996 shall be provided to Amgen in a report no later than March 31, 1996. Data for the month of May 1996 shall be provided to Amgen in a report no later than June 30, 1996. Data for the month of August 1996 shall be provided to Amgen in a report no later than September 30, 1996.
                          Data for the month of November 1996 shall be provided to Amgen in a report no later than December 31, 1996.
                          Dialysis Center shall cause each report to be submitted in a format acceptable to Amgen with a signed copy of the Certification Letter.

     (c)  Calculation:    Dialysis Center's OHI shall be calculated and paid on
                          two separate occasions, following receipt by Amgen of the Data and Certification Letter described herein, in accordance with the schedule listed below. The first payment shall be based on Data for the month of May
                          1996, and shall equal a percentage of Dialysis
                          Center's aggregate EPOGEN-R- purchases during the period consisting of February 1, 1996 through July 31,
                          1996 ("First Component"). The second payment shall be based on Data for the month of November 1996, and shall equal a percentage of Dialysis Center's aggregate EPOGEN-R- purchases during the period consisting of August 1, 1996 through January 31, 1997
                          (second Component").


     Percentage of all Dialysis
      Patients with Hematocrit
    Levels greater than or equal        Optional
    to ***% (Please direct your        Hematocrit
     attention to the EPOGEN-R-        Incentive
          package insert)              Percentage

      85.0%      -        Over            ***%

      90.0%      -        84.9%           ***%

      75.0%      -        79.9%           ***%

      70.0%      -        74.9%           ***%

      65.0%      -        69.9%           ***%


                          where,

                          (i) Amgen will calculate the OHI based on corporate performance in accordance with Amgen's discount calculation policies, and

Agreement No. 953429                   -9-                          Ver. 1/22/96
                                      AMGEN

                EPOGEN-R- FREESTANDING DIALYSIS CENTER AGREEMENT
--------------------------------------------------------------------------------

              APPENDIX B:  DISCOUNT SCHEDULE AND TERMS (CONTINUED)

                          (ii) if Dialysis Center is unable to provide the Data
                               and Certification Letter for the required reports within the specified time period, Dialysis Center will not qualify for the OHI during the corresponding period, and

                         (iii) Dialysis Center agrees to provide Amgen
                               with information detailing purchases for each Affiliate during the Term, if so requested by Amgen.

     (d)  Vesting:        The First Component of the OHI shall vest on
                          **********.
                          The Second Component of the OHI shall vest on
                          **********.

Agreement No. 953429                  -10-                          Ver. 1/22/96
                                      AMGEN

                                          Attachment #1 to Agreement No.  953429

                                  Sample Report
                                  -------------
                                XYZ Dialysis Unit
                                 Street Address
                                  City, ST Zip
                                 (800) 966-XXXX

                           HEMATOCRIT INCENTIVE REPORT

         All Patient/Test Hematocrit Lab Results for the Relevant Period


                       Patient ID   Date    Hematocrit
                       -------------------------------

                          1022     2/21/96     29.8
                          1134     2/23/96     35.0
                         4ACC3     2/23/96     28.6
                         1-456     2/21/96     33.2
                         HAB      2/21/96     21.9


(Black out any patient names or confidential identifiers.)

--------------------------------------------------------------------------------
          SELECT PATIENT HEMATOCRIT LAB RESULTS FOR THE RELEVANT PERIOD
                  SORTED FOR ALL PATIENT/TEST LAB RESULTS WITH
                 HEMATOCRIT LEVELS GREATER THAN OR EQUAL TO ***%

                      Patient ID   Date    Hematocrit
                      -------------------------------

                        1024     2/21/96     30.8
                        1134     2/23/96     35.0
                       3BCC2     2/23/96     31.6
                       1-456     2J21/96     33.2
                        FWB      2/21/96     32.9


(Black out any patient names or confidential identifiers.)

--------------------------------------------------------------------------------
                 HEMATOCRIT LAB RESULTS FOR THE RELEVANT PERIOD

Total Hematocrit Tests: 198

Percentage of Patients/Tests with Hematocrit Levels greater than or equal to ***%: 85%

--------------------------------------------------------------------------------
          Hematocrit results reported must be from samples taken immediately prior to the dialysis treatment (pre-dialysis) using
             Coulter-Counter or Technicon Measurement System testing
        methods, and shall be reported to the nearest tenth of a percent.

        Reports are to be provided to Amgen at the address listed below:

                      EPOGEN-R- Marketing Department - FSDC
                                   Amgen Inc.
                             1840 DeHavilland Drive
                          Thousand Oaks, CA 91320-1789
                                Mail Stop: 26-1-B

Agreement No. 953429                                                Ver. 1/22/96
                                      AMGEN

                                           Attachment #2 to Agreement No. 953429

                           Sample Certification Letter
                           ---------------------------

Month X, 199X

FSDC Legal Name
Street Address
City, ST Zip
Attn: _________

RE:  EPOGEN-R- Freestanding Dialysis Center Agreement No. 9XXXXX

Dear _________:

Thank you for your participation in the Optional Hematocrit Incentive Program. In order for us to enroll you, we require that a duly authorized representative of your organization sign the certification below.

Upon receipt of this signed document, we will calculate the value of your incentive. If we do not receive the signed certification, we cannot provide you with this incentive.

If you have any questions regarding this letter please contact me at (805) 447-3339. Thank you for your assistance in returning this certification.

Sincerely,


David Boyd
FSDC Marketing Segment Manager

CERTIFICATION:
-------------

On behalf of FSDC Legal Name and all eligible affiliates participating in the Optional Hematocrit Incentive Program under Agreement No. 9XXXXX, the undersigned hereby certifies that the hematocrit data submitted for each eligible affiliate includes the required hematocrit results from all dialysis patients of such affiliate, and does not include hematocrit results from non-patients. The party executing this document also represents and warrants that it (i) has no reason to believe that the submitted hematocrit data is incorrect and (ii) is authorized to make this certification on behalf of all eligible affiliates submitting hematocrit data.

FSDC LEGAL NAME


Signature:
           -----------------------

Print Name:
            ----------------------

Print Title:
             ---------------------

Date:
      ----------------------------

Agreement No. 953429                                                Ver. 1/22/96
                                      AMGEN

                                           Attachment #3 to Agreement No. 953429


                           Sample Letter to Laboratory
                           ---------------------------

Month X, 199X

ABC Laboratory
Street Address
City, ST Zip
Attn: _________

Dear _________:

As a means to monitor quality care, this facility will have future requirements to report certain patient lab results relating to hematocrit levels for all patients in the facility at each testing period. Your laboratory has excelled in meeting our testing needs in the past. I am writing this letter to determine if your laboratory will be able to meet these future needs.

Enclosure 1 details the format and requirements. The four reports should be mailed to me four times per year as follows:


Testing Period Covered:               Report Submitted on or Before:
----------------------                -----------------------------

February 1 to February 29, 1996       March 15, 1996
May 1 to May 31, 1996                 June 15, 1996
August 1 to August 31, 1996           September 15, 1996
November 1 to November 30, 1996       December 15, 1996


I will follow this letter up with a telephone call to you to confirm these arrangements.

Sincerely,



Renal Administrator

Agreement No. 953429                                                Ver. 1/22/96
                                      AMGEN